UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
March 6, 2012

Cabot Microelectronics Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-30205	36-4324765
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification)

870 Commons Drive, Aurora, Illinois	60504
(Address of principal executive offices)	(Zip Code)

(630) 375-6631
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 6, 2012, Cabot Microelectronics Corporation (the “Company”) held its annual meeting of stockholders (“Annual Meeting”), at which the following proposals were approved by the Company’s stockholders:

Proposal 1 – Election of three directors, each for a term of three years:

All three of the Board’s nominees for director were elected by the stockholders to serve for a term of three years, by the votes set forth in the table below:

	Number of Votes For Election	Number of Votes Withheld	Broker Non-Votes
John P. Frazee, Jr.	15,164,413	5,797,417	688,741
Barbara A. Klein	20,436,983	524,847	688,741
William P. Noglows	19,609,097	1,352,733	688,741

Proposal 2 – Advisory (non-binding) vote on the compensation of named executive officers:

The stockholders approved, on an advisory (non-binding) basis, the compensation of named executive officers, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
20,438,426	518,089	5,315	688,741

Proposal 3 – Approval of the Cabot Microelectronics Corporation 2012 Omnibus Incentive Plan:

The stockholders approved the Cabot Microelectronics Corporation 2012 Omnibus Incentive Plan, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
15,064,363	5,882,831	14,636	688,741

Proposal 4 – Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for fiscal year 2012:

The selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for fiscal year 2012 was ratified by the stockholders, by the votes set forth in the table below:

For	Against	Abstain
20,565,541	1,081,852	3,178

Item 7.01                      Regulation FD Disclosure.

At the Annual Meeting, the Company provided additional information regarding certain aspects of its business for fiscal year 2012.  This additional information is included in the script of the Annual Meeting, which is available in the “Events and Presentations” area of the “Investor Relations” section of the Company’s website, www.cabotcmp.com.

This information is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01                      Other Events.

A significant customer of the Company, Elpida Memory, Inc. (“Elpida”), recently filed for bankruptcy protection in Japan.  Elpida has stated its intent to reorganize its business and its operations remain ongoing.  Elpida is paying the Company on a current basis for all shipments made subsequent to its bankruptcy filing.  However, Elpida owes the Company approximately $4 million in accounts receivable, as of the bankruptcy filing on February 27, 2012.  Pending the approval of a plan of reorganization for Elpida, it is uncertain if any or all of this balance will be collected.  Management will continue to monitor the situation and evaluate the impact on our business as more information becomes available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT MICROELECTRONICS CORPORATION

Date: March 6, 2012	By:	/s/ WILLIAM S. JOHNSON
William S. Johnson
Vice President and Chief Financial Officer
[Principal Financial Officer]